SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): April 22, 2003

POET HOLDINGS, INC.

(Exact name of Registrant as specified in its charter)

Delaware	000-28017	94-3221778

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1065 E. Hillsdale Blvd., Suite 205
Foster City, CA 94404

(Address, including zip code, of principal executive offices)

Registrant’s telephone number, including area code:

650-212-3100

Not Applicable

Item 7. Financial Statements and Exhibits.
Item 9. Regulation FD Disclosure.
EXHIBIT INDEX
EXHIBIT 99.1
EXHIBIT 99.2

Item 7. Financial Statements and Exhibits.

99.1	Text of ad hoc notice dated April 22, 2003.

99.2	Text of press release dated April 22, 2003.

Item 9. Regulation FD Disclosure.

     The following information is furnished pursuant to Item 9, “Regulation FD Disclosure” and Item 12, “Disclosure of Results of Operations and Financial Condition.”

     On April 22, 2003, POET Holdings, Inc. issued an ad hoc notice (which is incorporated by reference and filed as Exhibit 99.1 hereto) announcing its financial results for the quarter ended March 31, 2003.

     On April 22, 2003, POET Holdings, Inc. issued a press release (which is incorporated by reference and filed as Exhibit 99.2 hereto) announcing its financial results for the quarter ended March 31, 2003.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POET HOLDINGS, INC. a Delaware corporation

Dated: April 22, 2003	By:	/s/ Ludwig M. Lutter

Ludwig M. Lutter Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Text of ad hoc dated April 22, 2003.
99.2	Text of press release dated April 22, 2003.